EXHIBIT 10.11

                       ACKNOWLEDGMENT, CONSENT AND WAIVER
                            Dated as of March 7, 2000

          REFERENCE is made to:

          (a) the several Negotiable Secured Senior Subordinated Promissory Notes made payable by LogiMetrics, Inc. and mmTech, Inc., jointly and severally (the "Borrowers"), to the persons listed as Legacy Group I Lenders on Schedule A hereto (the "Legacy Group I Lenders"), in the aggregate original principal amounts set forth opposite their names on such Schedule A, evidencing loans made by the Legacy Group I Lenders to the Borrowers in such aggregate principal amounts (the "Legacy Group I Loans"), originally due March 7, 2000, but contemporaneously herewith being collectively replaced and substituted for by a single Substitute Negotiable Secured Senior Subordinated Promissory Note due July 1, 2000, one per each Legacy Group I Lender in the aggregate principal amount of such lender's Legacy Group Loans (as so substituted, each a "Legacy Group I Note");

          (b) the several Negotiable Secured Senior Subordinated Promissory Notes made payable by the Borrowers, jointly and severally, to the persons listed as Legacy Group II Lenders on Schedule A hereto (the "Legacy Group II Lenders"), in the aggregate original principal amounts set forth opposite their names on such Schedule A, evidencing additional loans (which additional loans are referred to as the "Legacy Loans" in the unamended Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent ) made by the Legacy Group II Lenders to the Borrowers in such aggregate principal amounts (the "Legacy Group II Loans"), originally due March 7, 2000, but contemporaneously herewith being collectively replaced and substituted for by a single Substitute Negotiable Secured Senior Subordinated Promissory Note due July 1, 2000, one per each Legacy Group II Lender in the aggregate principal amount of such lender's Legacy Group II Loans (as so substituted, each a "Legacy Group II Note");

          (c) the Class A 13% Convertible Senior Subordinated Pay-In-Kind Debentures, issued by the Borrowers to the persons listed as Class A Debenture Holders on Schedule A (the "Class A Debenture Holders") hereto in the aggregate original face amount set forth opposite such holder's name on such Schedule A, each originally due July 29, 1999, with the maturity date thereof having been previously extended to March 8, 2000 pursuant to that certain letter agreement dated on or about August 15, 1999, among the Borrowers and such holders (each, a "Class A Debenture");

          (d) the Amended and Restated Class B 13% Convertible Senior Subordinated Pay-In-Kind Debenture, issued by the Borrowers to Cerberus Partners, L.P. (the "Class B Debenture Holder"), in the original face amount set forth opposite its name on Schedule A, originally due July 29, 1999, with the maturity date thereof having been previously extended to March 8, 2000 pursuant to that certain letter agreement, dated on or about August 15, 1999, among the Borrowers and such holder (the "Class B Debenture");

          (e) the Class C 13% Convertible Senior Subordinated Debentures, issued by the Borrowers to the persons listed as Class C Debenture Holders on Schedule A (the "Class C Debenture Holders") hereto in the original face amount set forth opposite such holder's name on such Schedule A, each originally due September 30, 1999, with the maturity date thereof having been previously extended to March 8, 2000 pursuant to that certain letter agreement, dated on or about August 15, 1999, among the Borrowers and such holders (each, a "Class C Debenture"); and

          (f) the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent dated on or about August 31, 1999, among the

Legacy Group I Holders, the Legacy Group II Holders, the Class A Debenture Holders, the Class B Debenture Holder and the Class C Debenture Holders, Signal Technology Corporation ("Signal" and together with each the foregoing, collectively, "Lenders" and, individually, each a "Lender"), Cramer Rosenthal McGlynn, LLC, as agent of the Lenders (the "Agent") and the Borrowers, as amended on December 2, 1999 and February 17, 2000, and as the same may hereafter be further amended, restated, supplemented or modified from time to time (the "Security Agreement").

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

          1. Legacy Note Extensions. Each of the undersigned hereby acknowledges and consents to the Legacy Group I Notes and the Legacy Group II Notes and, without limitation, the extension of the maturity dates of the loans evidenced thereby to July 1, 2000.

          2. Debenture Extensions. Each of the undersigned Class A Debenture Holders, Class B Debenture Holder and Class C Debenture Holders hereby agrees to extend the maturity date of the Class A, B and/or C Debentures held by it, and of the loans evidenced thereby, to July 2, 2000, and each of the other parties hereto acknowledges and consents to such extensions.

          3. Waiver of Defaults. Each of the undersigned hereby waives any default or cross-default under the Legacy Group I and II Notes, Class A, B and C Debentures and/or Signal Note held by it and/or any other agreements, instruments or documents governing, evidencing, securing or otherwise relating to any of the foregoing (collectively, the "Covered Documents"), occasioned solely by (a) the substitutions of the Legacy Group I and II Notes, the extensions of the maturity dates of the Legacy Group I and II Notes and of the loans or other obligations evidenced thereby, the extension of the maturity dates of the Class A, B and C Debentures and the loans or other obligations evidenced thereby and/or the failure of the Borrowers to pay the loans or other obligations evidenced by any of the foregoing instruments when such payment was due prior to the effectiveness of the maturity date extensions referenced herein, (b) the past, present or future failure of the Borrowers or either of them to satisfy any financial covenant presently contained in the Covered Documents, each of which requirements are hereby waived, (c) the continuing failure of the Borrowers to have filed SEC Forms 10K and 10Q that were to have been filed previously, provided that the Borrowers use their best efforts to file the same as soon a practicable, or (d) the continuing failure of the Borrowers to comply with their obligations under various of the Covered Documents with respect to the filing of registration statements with the SEC, and causing the same to become effective, covering the shares of common stock of Logimetrics, Inc., into or for which such Covered Documents are or will be convertible or exercisable, provided that each of the respective holders of such Covered Documents fully reserves the right to at any time require the Borrowers to promptly prepare and file a registration statement and to use their best efforts to cause the same to become effective and, in any event, the Borrowers shall use their best efforts to cause such shares to be registered in connection with any public offering that the Borrowers or either of them may contemplate in the future. It is understood, and by their respective signatures below each of the Borrowers hereby acknowledges and agrees, that, except as specifically stated in this Paragraph 3, no further waivers of any default, or of the failure of performance or representation by either of the Borrowers, under any of the Covered Documents is hereby or otherwise intended, given or implied, nor may any such waiver be implied by any course of conduct, including the past, present or future failure of any of the undersigned to enforce its rights to payment or any other rights under the Covered Documents.

          4. Ratification of Subordination. Without limiting any of the foregoing, each of the undersigned, being parties to the Security Agreement, hereby ratifies and reaffirms all terms and provisions of the Security Agreement with respect to all of instruments and obligations referred to in Paragraphs (a) through (f) hereof, giving effect to the substitutions, extensions and waivers referenced in Paragraphs 1 through 3 hereof and, without limiting the generality of the foregoing, ratifies and reaffirms the terms of subordination contained in the Security Agreement with respect to such instruments and obligations as so substituted and extended.

          This Acknowledgement, Consent and Waiver may be executed and delivered by facsimile and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and shall become effective upon the execution hereof by each person whose name appears on the signature pages hereof and the delivery of the same to the Agent.

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Acknowledgement, Consent and Waiver to be executed as of the date first written above.


                                              LOGIMETRICS, INC.


                                              By:  /s/ Norman M. Phipps
                                                   _____________________________
                                                   Name:Norman M. Phipps
                                                   Title:President and Chief
                                                         Operating Officer


                                              MMTECH, INC.

                                              By:  /s/Charles S. Brand
                                                   _________________________
                                                   Name: Charles S. Brand
                                                   Title:President


                                              CRAMER ROSENTHAL McGLYNN, INC.


                                              By:  /s/Sam Beritela
                                                   __________________________
                                                   Name: Sam Beritela
                                                   Title: Vice President and
                                                          Chief Financial
                                                          Officer

                                              520 Madison Avenue
                                              New York, New York 10022
                                              Tel:  (212) 838-3830
                                              Fax:  (212) 644-8291


                                              L.A.D. EQUITY PARTNERS, L.P.

                                              By:  Flint Investments, Inc.
                                                   Its General Partner

                                              By:  /s/Arthur J. Pergament
                                                   ___________________________
                                                   Name: Arthur J. Pergament
                                                   Title: Vice President

                                              520 Madison Avenue
                                              New York, New York 10022
                                              Tel:  (212) 838-3830
                                              Fax:  (212) 644-8291


                                              /s/Gerald B. Cramer
                                              __________________________________
                                              Gerald B. Cramer

                                              520 Madison Avenue
                                              New York, New York 10022
                                              Tel:  (212) 838-3830
                                              Fax:  (212) 644-8291


                                              Edward J. Rosenthal Profit Sharing
                                              Plan and Trust

                                              520 Madison Avenue
                                              New York, New York 10022
                                              Tel:  (212) 838-3830
                                              Fax:  (212) 644-8291

                                              By:_______________________________
                                                   Name: Edward J. Rosenthal
                                                   Title:


                                             CRM 1997 ENTERPRISE FUND, LLC

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                  Its Managing Member

                                             By:  /s/Sam Beritela
                                                  _____________________________
                                                  Name: Sam Beritela
                                                  Title: Vice President and
                                                         Chief Financial
                                                         Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291


                                             CRM PARTNERS, L.P.

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner

                                             By: /s/Sam Beritela
                                                 ______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             CRM RETIREMENT PARTNERS, L.P.

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner

                                             By:  /s/Sam Beritela
                                                  ______________________________
                                                  Name: Sam Beritela
                                                  Title: Vice President and
                                                         Chief Financial Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             CRM MADISON PARTNERS, L.P.

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner

                                             By:  /s/Sam Beritela
                                                  ______________________________
                                                  Name: Sam Beritela
                                                  Title:Vice President and Chief
                                                        Financial Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291


                                             CRM U.S. VALUE FUND, LTD.

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner

                                             By:  /s/Sam Beritela
                                                  ______________________________
                                                  Name: Sam Beritela
                                                  Title:Vice President and Chief
                                                        Financial Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             EURYCLEIA PARTNERS, L.P.

                                              By:  Marchessini & Company,
                                                   Its General Partner

                                              By:  /s/Rona Trokie
                                                   _____________________________
                                                   Name: Rona Trokie
                                                   Title: Vice President

                                              745 Fifth Avenue, Suite 1400
                                              New York, New York 10151
                                              Tel:  (212) 752-4300
                                              Fax:  (212) 752-4309


                                              A.C. ISRAEL ENTERPRISES, INC.

                                              By:  /s/Jay Howard
                                                   _____________________________
                                                   Name:  Jay Howard
                                                   Title:

                                              520 Madison Avenue
                                              New York, New York 10022
                                              Tel:  (212) 838-3830
                                              Fax:  (212) 644-8291


                                             CRM-EFO PARTNERS, L.P.

                                             By:  CRM-EFO Investments, LLC,
                                                  Its General Partner

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Its Managing Member

                                             By:  /s/Sam Beritela
                                                  _____________________________
                                                  Name:  Sam Beritela
                                                  Title: Vice President/ Chief
                                                         Financial Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291


                                             /s/Richard S. Fuld, Jr.
                                             __________________________________
                                             Richard S. Fuld, Jr.

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Attorney-in-Fact

                                             By: /s/Sam Beritela
                                                 ______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             PAMELA EQUITIES CORP.

                                             By:  /s/Gregory Manocherian
                                                  ______________________________
                                                  Name:Gregory Manocherian
                                                  Title:President

                                             3 New York Plaza
                                             18th Floor
                                             New York, New York 10004
                                             Tel:  (212) 837-4829
                                             Fax:  (212) 837-4938


                                             WHITEHALL PROPERTIES, LLC

                                             By:  /s/Gregory Manocherian
                                                  ________________________
                                                  Name:Gregory Manocherian
                                                  Title: Manager

                                             3 New York Plaza
                                             18th Floor
                                             New York, New York 10004
                                             Tel:  (212) 837-4829
                                             Fax:  (212) 837-4938



                                             KABUKI PARTNERS, ADP, GP

                                             By:  /s/Gregory Manocherian
                                                  _________________________
                                                   Name:Gregory Manocherian
                                                   Title:  General Partner


                                             3 New York Plaza
                                             18th Floor
                                             New York, New York 10004
                                             Tel:  (212) 837-4829
                                             Fax:  (212) 837-4938

                                             MBF BROADBAND SYSTEMS, L.P.

                                             By:  MBF Broadband Systems, Inc.,
                                                  Its General Partner

                                             By:  /s/Mark B. Fisher
                                                  ________________________
                                                  Name:  Mark B. Fisher
                                                  Title:  President

                                             12 East 49th Street
                                             35th Floor
                                             New York, New York 10017
                                             Telephone:  (212) 339-2861
                                             Facsimile:  (212) 339-2834


                                             /s/Mark B. Fisher
                                             ______________________________
                                             Mark B. Fisher

                                             12 East 49th Street
                                             35th Floor
                                             New York, New York 10017
                                             Telephone:  (212) 339-2861
                                             Facsimile:  (212) 339-2834


                                             McGLYNN FAMILY PARTNERSHIP L.P.


                                             By:  /s/Ronald H. McGlynn
                                                  ___________________________
                                                  Name:  Ronald H. McGlynn
                                                  Title:  General Partner

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291


                                             /s/Fred M. Filoon
                                             _______________________________
                                              Fred M. Filoon

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             /s/Eugene A. Trainor
                                             ___________________________________
                                             Eugene A. Trainor, III

                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             CERBERUS PARTNERS, L.P.

                                             By:  Cerberus Associates, L.L.C.,
                                                  Its General Partner

                                             By:  /s/Stephen Feinberg
                                                  ______________________________
                                                  Name:  Stephen Feinberg
                                                  Title:  Managing Member

                                             450 Park Avenue
                                             28th Floor
                                             New York, New York 10022
                                             Telephone:  (212) 891-2100
                                             Facsimile:  (212) 421-2947


                                             /s/Steven Dinetz
                                             ___________________________________
                                             Steven Dinetz

                                             1034 Skyland Drive
                                             Zephyr Cove, Nevada 89448
                                             Tel:  (702) 588-0343
                                             Fax:  (702) 588-1433


                                             CRM 1998 ENTERPRISE FUND, LLC

                                             By: Cramer Rosenthal McGlynn, Inc.,
                                                 Its Managing Member

                                             By: /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer


                                             520 Madison Avenue
                                             New York, New York 10022
                                             Tel:  (212) 838-3830
                                             Fax:  (212) 644-8291



                                             /s/Charles B. Brand
                                             _____________________________
                                             Charles S. Brand

                                             611 Industrial Way West
                                             Eatontown, New Jersey 07724
                                             Tel:  (732) 935-0853
                                             Fax:(732) 935-7151


                                             /s/Gregory Manocherian
                                             _____________________________
                                             Gregory Manocherian

                                             135 Central Park West,
                                             Tower Southeast
                                             New York, New York 10023
                                             Tel:  (212) 799-3500
                                             Fax:  (212) 873-2877

Schedule A to  Acknowledgment, Consent and Waiver

                                             Dated as of March 7, 2000


-------------------------------- -----------------
Legacy Group I Note Holders      Principal
                                 Amount*

-------------------------------- -----------------
Gerald B. Cramer                         $128,712
-------------------------------- -----------------
A.C. Israel Enterprises, Inc.             128,712
-------------------------------- -----------------
CRM 1997 Enterprise Fund, LLC             118,332
-------------------------------- -----------------
CRM Partners, L.P.                        101,724
-------------------------------- -----------------
CRM Retirement Partners, L.P.              57,090
-------------------------------- -----------------
CRM Madison Partners, L.P.                 57,090
-------------------------------- -----------------
CRM-EFO Partners, L.P.                     33,622
-------------------------------- -----------------
CRM U.S. Value Fund, Ltd.                  19,722
-------------------------------- -----------------
McGlynn Family Partnership L.P.            12,456
-------------------------------- -----------------
Fred M. Filoon                             12,456
-------------------------------- -----------------
Edward J. Rosenthal Profit                 12,456
Sharing Plan and Trust
-------------------------------- -----------------
Eugene A. Trainor III                       6,228
-------------------------------- -----------------
Gregory Manocherian                        25,950
-------------------------------- -----------------
Pamela Equities Corp.                     181,650
-------------------------------- -----------------
Whitehall Properties, LLC                 103,800
-------------------------------- -----------------
TOTAL                                  $1,000,000
-------------------------------- -----------------

Legacy Group II Note  Holders    Principal
                                 Amount*

-------------------------------- -----------------
Gerald B. Cramer                         $105,400
-------------------------------- -----------------
A.C. Israel Enterprises, Inc.             105,400
-------------------------------- -----------------
CRM 1997 Enterprise Fund, LLC              96,900
-------------------------------- -----------------
CRM Partners, L.P.                         89,950
-------------------------------- -----------------
CRM Retirement Partners, L.P.              60,050
-------------------------------- -----------------
CRM Madison Partners, L.P.                 53,400
-------------------------------- -----------------
CRM-EFO Partners, L.P.                     32,050
-------------------------------- -----------------
CRM U.S. Value Fund, Ltd.                  16,150
-------------------------------- -----------------
McGlynn Family Partnership L.P.            10,200
-------------------------------- -----------------
Fred M. Filoon                             10,200
-------------------------------- -----------------
Edward J. Rosenthal Profit                 10,200
Sharing Plan and Trust
-------------------------------- -----------------
Eugene A. Trainor III                       5,100
-------------------------------- -----------------
Gregory Manocherian                        21,250
-------------------------------- -----------------
Pamela Equities Corp.                     148,750
-------------------------------- -----------------
Whitehall Properties, LLC                  85,000
-------------------------------- -----------------
Cerberus Partners, L.P.                   150,000
-------------------------------- -----------------
TOTAL                                  $1,000,000
-------------------------------- -----------------
*Includes all advances.

-------------------------------- -----------------
Class A Debenture Holders        Aggregate
                                 Original Face
                                 Amount**
-------------------------------- -----------------
Gerald B. Cramer                          428,117
-------------------------------- -----------------
A.C. Israel Enterprises, Inc.              428,117
-------------------------------- -----------------
CRM Partners, L.P.                        335,438
-------------------------------- -----------------
CRM 1997 Enterprise Fund, LLC             408,734
-------------------------------- -----------------
CRM Retirement Partners, L.P.             186,354
-------------------------------- -----------------
CRM Madison Partners, L.P.                186,354
-------------------------------- -----------------
L.A.D. Equity Partners L.P.               132,376
-------------------------------- -----------------
CRM-EFO Partners L.P.                     107,029
-------------------------------- -----------------
CRM U.S. Value Fund, Ltd.                  64,217
-------------------------------- -----------------
Richard S. Fuld, Jr.                       64,217
-------------------------------- -----------------
Cramer Rosenthal McGlynn, Inc.             43,880
-------------------------------- -----------------
McGlynn Family Partnership L.P.            42,812
-------------------------------- -----------------
Edward J. Rosenthal Profit                 42,812
Sharing Plan and Trust
-------------------------------- -----------------
Fred M. Filoon                             42,812
-------------------------------- -----------------
Eugene A. Trainor, III                     21,406
-------------------------------- -----------------
Eurycleia Partners, LP                     42,586
-------------------------------- -----------------
Pamela Equities Corporation               428,117
-------------------------------- -----------------
Whitehall Properties, LLC                 214,058
-------------------------------- -----------------
Kabuki Partners, ADP, GP                   42,812
-------------------------------- -----------------
Mark B. Fisher                            107,029
-------------------------------- -----------------
MBF Broadband Systems, L.P.               214,058
-------------------------------- -----------------
TOTAL                                   3,583,335
-------------------------------- -----------------

Class B Debenture Holder         Original    Face
                                 Amount
-------------------------------- -----------------
Cerberus Partners, L.P.                 1,500,000
-------------------------------- -----------------

Class C Debenture Holders        Aggregate
                                 Original    Face
                                 Amount**
-------------------------------- -----------------
CRM 1998 Enterprise Fund, LLC             659,967
-------------------------------- -----------------
Gerald B. Cramer                          242,634
-------------------------------- -----------------
A.C. Israel Enterprises, Inc.             242,634
-------------------------------- -----------------
CRM-EFO Partners L.P.                      60,659
-------------------------------- -----------------
Richard S. Fuld, Jr.                       36,396
-------------------------------- -----------------
McGlynn Family Partnership L.P.            24,263
-------------------------------- -----------------
Edward J Rosenthal Profit                  24,263
Sharing Plan and Trust
-------------------------------- -----------------
Fred M. Filoon                             24,263
-------------------------------- -----------------
Eugene A. Trainor, III                     12,133
-------------------------------- -----------------
Pamela Equities Corporation               265,000
-------------------------------- -----------------
Whitehall Properties, LLCO                185,000
-------------------------------- -----------------
Kabuki Partners, ADP, GP                  150,000
-------------------------------- -----------------
Steven Dinetz                              72,788
-------------------------------- -----------------
Charles S. Brand                          666,667
-------------------------------- -----------------
TOTAL                                   2,666,667
-------------------------------- -----------------

**Includes original and optional advances, but, does not include PIK.